Joint Filer Information


Name:  Lone Spruce, L.P.
Address:  Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  MSC Industrial Direct Co., Inc. [MSM]
Date of Event Requiring Statement:   01/11/08

Signature: Lone Spruce, L.P.

                           By: Lone Pine Associates LLC, its general partner
                           By: /s/ Stephen F. Mandel, Jr.
                           ----------------------------------------
                           Name: Stephen F. Mandel, Jr.
                           Title: Managing Member


Name:  Lone Balsam, L.P.
Address:  Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  MSC Industrial Direct Co., Inc. [MSM]
Date of Event Requiring Statement:   01/11/08

Signature: Lone Balsam, L.P.

                           By: Lone Pine Associates LLC, its general partner
                           By: /s/ Stephen F. Mandel, Jr.
                           ----------------------------------------
                           Name: Stephen F. Mandel, Jr.
                           Title: Managing Member


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Name:  Lone Sequoia, L.P.
Address:  Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  MSC Industrial Direct Co., Inc. [MSM]
Date of Event Requiring Statement:   01/11/08

Signature: Lone Sequoia, L.P.

                           By: Lone Pine Associates LLC, its general partner
                           By: /s/ Stephen F. Mandel, Jr.
                           ----------------------------------------
                           Name: Stephen F. Mandel, Jr.
                           Title: Managing Member


Name:  Lone Pine Associates LLC
Address:  Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  MSC Industrial Direct Co., Inc. [MSM]
Date of Event Requiring Statement:   01/11/08

Signature: Lone Pine Associates LLC

                           By: /s/ Stephen F. Mandel, Jr.
                           ----------------------------------------
                           Name: Stephen F. Mandel, Jr.
                           Title: Managing Member


Name:  Lone Cascade, L.P.
Address:  Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  MSC Industrial Direct Co., Inc. [MSM]
Date of Event Requiring Statement:   01/11/08

Signature: Lone Cascade, L.P.

                           By: Lone Pine Members LLC, its general partner
                           By: /s/ Stephen F. Mandel, Jr.
                           ----------------------------------------
                           Name: Stephen F. Mandel, Jr.
                           Title: Managing Member

Name:  Lone Sierra, L.P.
Address:  Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  MSC Industrial Direct Co., Inc. [MSM]
Date of Event Requiring Statement:   01/11/08

Signature: Lone Sierra, L.P.

                           By: Lone Pine Members LLC, its general partner
                           By: /s/ Stephen F. Mandel, Jr.
                           ----------------------------------------
                           Name: Stephen F. Mandel, Jr.
                           Title: Managing Member


Name:  Lone Pine Members LLC
Address:  Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  MSC Industrial Direct Co., Inc. [MSM]
Date of Event Requiring Statement:   01/11/08

Signature: Lone Pine Members LLC

                           By: /s/ Stephen F. Mandel, Jr.
                           ----------------------------------------
                           Name: Stephen F. Mandel, Jr.
                           Title: Managing Member


Name:  Stephen F. Mandel, Jr.
Address:  c/o Lone Pine Capital LLC, Two Greenwich Plaza,
          Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  MSC Industrial Direct Co., Inc. [MSM]
Date of Event Requiring Statement:   01/11/08

Signature:                 /s/ Stephen F. Mandel, Jr.
                           ----------------------------------------
                           Name: Stephen F. Mandel, Jr.